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                                                                    EXHIBIT 10.5

                                 FIRST AMENDMENT
                           CHANGE IN CONTROL AGREEMENT

         THIS FIRST AMENDMENT, made as of this 26th day of February, 1999, by and between BOWATER INCORPORATED, a Delaware corporation having a mailing address of 55 East Camperdown Way, Greenville, South Carolina 29602 (the "Corporation"), and _____________________ of _____________________________ (the
"Executive").

         WHEREAS, the Corporation and the Executive entered into a Change in Control Agreement dated July 24, 1998 (the "Agreement") and

         WHEREAS, in consideration of the grant of an Equity Participation Right Award to Executive as of February 22, 1999, for 1,000 units at a grant price of US $39.78, the Executive has agreed to amend the definition of "Change in Control" in the Agreement.

         NOW THEREFORE, the Agreement is amended as follows:

         Section 1(e)(iv) of the Agreement is amended to read as follows:

                  "(iv) The date on which less than 50% of the total membership of the Board consists of Continuing Directors."

         Except as hereby amended, all other provisions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the day and year first above written.

BOWATER INCORPORATED

By: _______________________________________   __________________________________
Name:______________________________________   Name: ____________________________
Title:_____________________________________   Date Signed: _____________________
Date Signed:_______________________________



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                            SCHEDULE TO EXHIBIT 10.5

                                 FIRST AMENDMENT
                          CHANGE IN CONTROL AGREEMENTS


      NAME                                        DATE OF AGREEMENT

William G. Harvey                                    02/26/99
David J. Steuart                                     02/26/99